UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported):  December 13, 2017

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JEWETT-CAMERON TRADING COMPANY LTD.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	000-19954	NONE
(State or other jurisdiction of incorporation)	(Commission file no.)	(I.R.S. employer identification no.)

32275 N.W. Hillcrest, North Plains, Oregon		97133
(Address of principal executive offices)		(Zip code)

(503) 647-0110

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(Registrant's telephone No. including area code)

Not Applicable

_________________________________________________________________

(Former Name or Former Address, if Changed since Last Report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

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Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425).

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 8.01 Other Events

The Company has appointed current Independent Director Sarah Johnson as a new member of the Company’s Audit Committee.

Ms. Johnson is currently the Global Buying Manager at Columbia Sportswear of Portland, Oregon. Prior to being named Global Buying Manager, she was a Business Process Analyst and Senior Global Buyer at Columbia which included working with International vendors, principally in Asia and Canada.  She was first appointed to Jewett Cameron’s Board of Directors on July 24, 2017 and has served on the Company’s Compensation Committee since her initial appointment.

With this appointment, the Company’s Audit Committee now consists of three Independent Directors and is expected to bring the Company back into compliance with NASDAQ’s Listing Rule 5605.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

JEWETT-CAMERON TRADING COMPANY LTD.
Date: December 18, 2017	By: /s/ “Charles Hopewell” Name: Charles Hopewell, Title: President/Chief Executive Officer/CFO/Director